UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

Virginia Commerce Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Virginia	000-28635	54-1964895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 Lee Highway, Arlington, Virginia  22207
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  703.534.0700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 14, 2013, Virginia Commerce Bancorp, Inc. (the “Company”) issued a press release announcing that the Company has initiated a formal review of strategic alternatives to enhance shareholder value, including a possible merger, sale or other form of business combination.  The Company also announced that it has retained Sandler O’Neill + Partners, L.P. as financial advisors to advise the Board of Directors in its review.  A copy of the Company’s press release is attached as Exhibit 99 to this Current Report and is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits

(a)  Financial statements of business acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Shell company transactions.  Not applicable.

(d)  Exhibits.

          99        Press Release dated January 14, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA COMMERCE BANCORP, INC.

		By:	/s/ Mark S. Merrill
Mark S. Merrill, Executive Vice President and Chief
Financial Officer

Date:	January 14, 2013

Exhibit Index

Exhibit No.	Description

99	Press Release dated January 14, 2013